SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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APPLEBEE’S INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cowen and Company Cowen and Company Consumer Conference Consumer Conference January 9, 2007 January 9, 2007 Dave Goebel Dave Goebel Chief Executive Officer

Safe Harbor Statement Many of the statements made in this presentation with respect to Many of the statements made in this presentation with respect to our business outlook, including comparable sales increases, cost our business outlook, including comparable sales increases, costs, s, earnings per share growth, and new restaurant development are earnings per share growth, and new restaurant development are forward looking and based on current expectations. There are forward looking and based on current expectations. There are several risks and uncertainties that could cause actual results several risks and uncertainties that could cause actual results to to differ materially from those described, including but not limite differ materially from those described, including but not limited to d to the ability of the company and our franchisees to open and opera the ability of the company and our franchisees to open and operate te additional restaurants profitably, the continued growth of our additional restaurants profitably, the continued growth of our franchisees and our ability to attract and retain qualified franchisees and our ability to attract and retain qualified franchisees, the impact of intense competition in the casual din franchisees, the impact of intense competition in the casual dining ing segment of the restaurant industry and our ability to control segment of the restaurant industry and our ability to control restaurant operating costs which are impacted by market changes, restaurant operating costs which are impacted by market changes, minimum wage and other employment laws, food costs and minimum wage and other employment laws, food costs and inflation. Please review our Form 10 inflation. Please review our Form 10-K for the fiscal year ended K for the fiscal year ended December 25, 2005, for important information about factors that December 25, 2005, for important information about factors that could cause actual results or events to be materially different.
Agenda Current Environment Strategic Focus Cost Outlook Development Financial Strength

Same Same-Store Sales Store Sales (System (System-wide) wide) 1.7% 2.9% 3.2% 4.1% 4.8% 1.8% -0.6% 2000 2001 2002 2003 2004 2005 2006 1.7% 2.9% 3.2% 4.1% 4.8% 1.8% -0.6% 2000 2001 2002 2003 2004 2005 2006 APPB System Sales vs. Knapp APPB System Sales vs. Knapp-Track Track -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Jan '04 Mar '04 May '04 Jul '04 Sep ' 04 Nov '04 Jan '05 Mar '05
May '05 Jul '0 5 Sep '05 Nov '05 Jan '06 Mar '06 May '06 Jul '06 Sep ' 06 Nov ' 06 Knapp-Track APPB System -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Jan '04 Mar ' 04 May '04 Jul '04 Sep '0 4 Nov '04 Jan '05 Mar '05 May '05 Jul '05 Sep '05 Nov '05 Jan '06 Mar ' 06 May '06 J ul '06 Sep '06 Nov '06 Knapp-Track APPB System Dec ’06 Knapp-Track data not available

Menu Menu Strategy Strategy Service Service Strategy Strategy Design Design Strategy Strategy Campaign Campaign Strategy Strategy Consumer Consumer Messaging Messaging Brand Brand Positioning Positioning Neighborhood Neighborhood Menu and Campaign Strategy Menu and Campaign Strategy Continued evolution based on Continued evolution based on segmentation study segmentation study More rapid innovation More rapid innovation High/low strategy High/low strategy Greater emphasis on value in 2007 Greater emphasis on value in 2007 Fewer number of items and Fewer number of items and campaigns campaigns

Overall Impression of Applebee Overall Impression of Applebee’s 53% 62% 58% 55% 55% Total CDR Total APPB Med/Heavy APPB Light APPB Lapsed APPB % with Improved Impression of Applebee's Lapsed Applebee’s guests most likely to have improved overall impression of Applebee’s due to the partnership with Tyler Florence. January 8 January 8 - March 18 March 18

Steve Lumpkin Steve Lumpkin Chief Financial Officer Chief Financial Officer Cost Outlook Cost Outlook Commodity Update Commodity Update Labor Costs Labor Costs G&A G&A Investment Costs Investment Costs

Restaurant Operating Margins Restaurant Operating Margins (before Pre (before Pre-Opening) Opening) 15.9% 16.2% 15.1% 15.5% 13.8% 12.8% 1.8% 3.8% 2.5% 5.2% -0.9% -0.8% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2001 2002 2003 2004 2005 Q3 YTD 2006 -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% ROP SSS 15.9% 16.2% 15.1% 15.5% 13.8% 12.8% 1.8% 3.8% 2.5% 5.2% -0.9% -0.8% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2001 2002 2003 2004 2005 Q3 YTD 2006 -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% ROP SSS 9.8% 9.9% 9.6% 9.4% 9.0% 10.4% 8.8% 2001 2002 2003 2004 2005 Q3 YTD 2006* Q3 YTD 2006** 9.8% 9.9% 9.6% 9.4% 9.0% 10.4% 8.8% 2001 2002 2003 2004 2005 Q3 YTD 2006* Q3 YTD 2006** G & A Expenses G & A Expenses (as a % of Revenue) (as a % of Revenue) * Includes stock-based compensation ** Excludes stock-based compensation

G & A Expenses Development

Unit Growth
113
145
162
163
145
116
107
125
109
107
100
109
144
143
75-95
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E


Market Dominance
1,930
505
521
27%
1,409
73%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Franchise
Company

11

Company Ownership Mix


19.8%
23.2%
22.4%
22.2%
22.3%
23.9%
24.2%
25.4%
26.9%
27.0%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Franchise Strength

- *44 Franchisees with 1,320 U.S. Restaurants*
- *Average 30 Restaurants*
- *Largest 132 Restaurants*

Range of Franchise Size

Unit Range	# of Groups	# of Units	% of Units
1-10	14	87	6%
11-25	12	220	17%
26-50	9	327	25%
>50	9	686	52%

(Domestic as of December 31, 2006)

12

UNITED STATES of AMERICA Canada ALASKA (USA) COLOMBIA VENEZUELA PERU BOLIVIA Honduras Ecuador GUYANA SURINAME FRENCH GUIANA COSTA RICA PANAMA Guatemala Guatemala CUBA PARAGUAY ARGENTINA URUGUAY Chile GREENLAND ICELAND NORWAY SWEDEN FINLAND DENMARK ESTONIA LATVIA LITHUANIA BELARUS GERMANY CZECH REPUBLIC NETHERLANDS BELGIUM FRANCE SWITZ. AUSTRIA SLOVAKIA HUNGARY ROMANIA ITALY UKRAINE TURKEY SYRIA IRAQ YEMEN OMAN Egypt Egypt LIBYA ALGERIA MOROCCO TUNISIA WESTERN SAHARA MAURITANIA MALI NIGER CHAD SUDAN ETHIOPIA SOMALIA UGANDA SENEGAL GUINEA LIBERIA COTE D’IVOIRE BURKINA GHANA NIGERIA CAMEROON CENTRAL AFRICAN REPUBLIC GABON CONGO DEMOCRATIC REPUBLIC OF CONGO KENYA TANZANIA ANGOLA ZAMBIA MOZAMBIQUE NAMIBIA BOTSWANA ZIMBABWE REPUBLIC OF SOUTH AFRICA MADAGASCAR KAZAKHSTAN GEORGIA IRAN UZBEKISTAN TURKMENISTAN AFGHANISTAN KYRGYZSTAN TAHKISTAN PAKISTAN NEPAL MYANMAR THAILAND SRI LANKA MONGOLIA NORTH KOREA SOUTH KOREA JAPAN TAIWAN CAMBODIA LAOS VIETNAM PHILIPPINES INDONESIA PAPUA NEW GUINEA AUSTRALIA NEW ZEALAND Mexico Saudi Saudi Arabia Arabia RUSSIA CHINA INDIA Brazil Brazil International Locations International Locations 89 Units Open in 17 Countries 89 Units Open in 17 Countries (As of December 31, 2006) Jordan Jordan Kuwait Kuwait Qatar Qatar Lebanon Lebanon Bahrain Bahrain UAE UAE Greece Greece Sicily Sicily Balance Sheet Highlights Balance Sheet Highlights September 24, 2006 September 24, 2006 ($ in thousands) ($ in thousands) Cash & Investments Cash & Investments $ 10,067 10,067 Total Assets Total Assets $ 894,020 894,020 Total Debt Total Debt $ 194,280 194,280 Stockholders Stockholders’ Equity Equity $ 479,137 479,137 Total Capitalization Total Capitalization $ 673,417 673,417 Total Debt/Capitalization Total Debt/Capitalization 28.8% 28.8% Solid Balance Sheet

$36 $40 $51 $64 $91 $72 $22 2001 2002 2003 2004 2005 2006E 2007E New Restaurants Remodels & Replacements Other $36 $40 $51 $64 $91 $72 $22 2001 2002 2003 2004 2005 2006E 2007E New Restaurants Remodels & Replacements Other $50 $50 ($ in millions) ($ in millions) Capital Expenditures Capital Expenditures $65 $65 $83 $83 $105 $105 $139 $139 $115 $115-$125 $125 $100 $100-$110 $110 Stock Repurchases Stock Repurchases ($ in Millions) ($ in Millions) $103.0 $43.2 $45.0 $26.1 $49.8 $99.7 $196.1 $38.5 1999 2000 2001 2002 2003 2004 2005 2006 $103.0 $43.2 $45.0 $26.1 $49.8 $99.7 $196.1 $38.5 1999 2000 2001 2002 2003 2004 2005 2006 $240 Million Available

$0 $50 $100 $150 $200 $250 $300 $350 $400 2001 2002 2003 2004 2005 2006E Capital Expenditures Acquisitions Stock Repurchases Net Debt Repayments Dividends $0 $50 $100 $150 $200 $250 $300 $350 $400 2001 2002 2003 2004 2005 2006E Capital Expenditures Acquisitions Stock Repurchases Net Debt Repayments Dividends ($ in millions) Major Uses of Cash

IMPORTANT INFORMATION Applebee Applebee’s International, Inc. ( s International, Inc. (“Applebee Applebee’s”) plans to file with the SEC and mail to ) plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with its 2007 A its stockholders a Proxy Statement in connection with its 2007 Annual Meeting, and nnual Meeting, and advises its security holders to read the proxy statement and oth advises its security holders to read the proxy statement and other documents er documents relating to the 2007 Annual Meeting when they become available, relating to the 2007 Annual Meeting when they become available, because they because they will contain important information. Security holders may obtain will contain important information. Security holders may obtain a free copy of the a free copy of the proxy statement and other documents (when available) that Appleb proxy statement and other documents (when available) that Applebee ee’s files with s files with the SEC at the SEC the SEC at the SEC’s web site at s web site at www.sec.gov www.sec.gov. The proxy statement and these other . The proxy statement and these other documents may also be obtained for free from Applebee documents may also be obtained for free from Applebee’s by directing a request to s by directing a request to our Corporate Secretary, Applebee our Corporate Secretary, Applebee’s International, Inc., 4551 West 107 s International, Inc., 4551 West 107th th Street, Street, Overland Park, KS 66207. Overland Park, KS 66207. CERTAIN INFORMATION CONCERNING PARTICIPANTS CERTAIN INFORMATION CONCERNING PARTICIPANTS Applebee Applebee’s, its directors and named executive officers may be deemed to b s, its directors and named executive officers may be deemed to be participants in the solicitation of Applebee participants in the solicitation of Applebee’s security holders in connection with its s security holders in connection with its 2007 Annual Meeting. Security holders may obtain information re 2007 Annual Meeting. Security holders may obtain information regarding the garding the names, affiliations and interests of such individuals in Applebe names, affiliations and interests of such individuals in Applebee’s Annual Report s Annual Report on Form 10 on Form 10-K for the year ended December 25, 2005, and its proxy statement K for the year ended December 25, 2005, and its proxy statement dated dated April 11, 2006, each of which is filed with the SEC. To the ext April 11, 2006, each of which is filed with the SEC. To the extent holders of ent holders of Applebee Applebee’s securities have changed from the amounts disclosed in the prox s securities have changed from the amounts disclosed in the proxy statement, such changes have been reflected on Statements of Cha statement, such changes have been reflected on Statements of Change in Ownership nge in Ownership on Form 4 filed with the SEC. These documents are available fre on Form 4 filed with the SEC. These documents are available free of charge at the e of charge at the SEC SEC’s website at www.sec.gov.